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                                                                      EXHIBIT 21

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1995

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Registrant:
     CHRYSLER CORPORATION (DELAWARE) (AUTOMOTIVE)

 Chrysler Corporation subsidiaries (excluding Chrysler Financial Corporation)
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 (In connection with the companies named, all voting securities are owned,
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 directly or indirectly by the Registrant, except where otherwise indicated):
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  American Motors Pan American Corporation (Delaware)(Automotive)
  American Motors Overseas Corporation (Netherlands Antilles)(Financial Services)
  Automotive Exporters Inc. (Delaware)(Automotive)
  Automotive Financial Services, Inc.(Michigan)(Financial Services)
  Chrysler Canada Ltd. (Canada)(Automotive)
     American Motors (Canada) Inc. (Canada)(Automotive)
     Bramco Satellite, Inc. (Canada)(Automotive)
     Chrysler (Taiwan) Co., Ltd. (Taiwan)(Automotive)
     Commuter Van Pooling Services Ltd. (Canada)(Transportation Services)
  Chrysler Corporation Fund (Michigan)(Non-profit, Charitable)
  Chrysler de Mexico S.A. (99.9% owned by Chrysler Corporation)(Mexico)(Automotive)
     Aire y Temperatura S.A.(Mexico)(Air Conditioning Manufacturer)
     Fundacion Chrysler Mexico, IAP (Mexico)(Non-Profit Charitable Foundation)
  Chrysler de Venezuela, S.A. (Venezuela)(Automotive)
     Rootes Motors de Venezuela S.A. (Venezuela)(Automotive)
  Chrysler Foreign Sales Corporation (U.S. Virgin Islands)(Automotive)
  Chrysler Institute of Engineering (Michigan)(Automotive Training)
  Chrysler International Corporation (Delaware)(Automotive)
     Chrysler Argentina S.A. (99.9% owned by Chrysler International
     Corporation)(Argentina)(Automotive)
     Chrysler Austria Gesellschaft m.b.H. (Austria)(Automotive)
       Eurostar Gesellschaft m.b.H. (50.01% owned)(Austria)(Automotive)
       Eurostar Gesellschaft m.b.H. & Co. KG (50.01% owned)(Austria)(Automotive)
     Chrysler Automotive Services GmbH (Germany)(Automotive)
     Chrysler de Venezuela, L.L.C. (90% owned by Chrysler International Corporation and 10%
     owned by Chrysler International Services, S.A.)(Venezuela)(Automotive)
     Chrysler Europe B.V. (Netherlands)(Automotive)
     Chrysler Europe S.A. (99.9% owned by Chrysler International Corporation and 0.1% owned by Chrysler International Services, S.A.)(Belgium)(Automotive)
     Chrysler International Services, S.A. (Delaware)(Automotive)
       Chrysler do Brasil Comercial Exportadora Importadora Ltda. (99% owned by Chrysler
      International Services, S.A. and 1% owned by Chrysler International
      Corporation)(Brazil)(Automotive)
     Chrysler Japan Sales Limited (70% owned by Chrysler International Corporation)(Japan)
     (Automotive)
     Chrysler Vietnam Limited (70% owned by Chrysler International Corporation)(Vietnam)
     (Automotive)
     Chrysler International S.A. (Switzerland)(Automotive)
       Chrysler Engineering S.A. (Switzerland)(Automotive)
       CISA Financial Services S.A. (Switzerland)(Automotive)
     Chrysler Sales and Services (Thailand) Ltd. (99.9% owned by Chrysler International
     Corporation)(Thailand)(Automotive)
     Mercostar S.A. (99.9% owned by Chrysler International
     Corporation)(Argentina)(Automotive)
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                                                         EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1995

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  Chrysler Mauritius International Company (Mauritius)(Holding Company)
  Chrysler Motors de Venezuela, S.A. (Venezuela)(Automotive)
     Ensambladora Carabobo, C.A. (Venezuela)(Automotive)
     Jeep Caracas, S.A. (Venezuela)(Automotive)
  Chrysler Overseas Trading Co., Ltd. (United Kingdom)(Automotive)
  Chrysler Pentastar Aviation, Inc. (Delaware)(Commercial Aviation)
  Chrysler Technologies Corporation (Michigan)(Defense Electronics and Aircraft
     Modification)
     Chrysler Technologies Holding, Inc. (Delaware)(Holding Company)
       Chrysler Technologies Airborne Systems, Inc. (Delaware)(Aircraft Modification)
       Chrysler Technologies Middle East Ltd. (owned 33 1/3% by each of Chrysler
      Technologies
       Airborne Systems, Inc., Electrospace Systems, Inc. and Pentastar Electronics,
      Inc.)(Delaware) (Defense Electronics)
     Chrysler Technologies International, Inc. (U.S. Virgin Islands)(Foreign Sales
     Corporation)
     CTC Financial Services, Inc. (Texas)(Financial Services)
     Electrospace Systems, Inc. (Texas)(Defense Electronics)
       Pentastar Support Services, Inc. (Delaware)(Defense Electronics)
     Pentastar Electronics, Inc. (Delaware)(Defense Electronics)
  Chrysler Transport, Inc. (Delaware)(Automotive)
  Dealer Capital, Inc. (Delaware)(Financial Services)
  Jeep Australia, Pty., Ltd. (Australia)(Automotive)
  Jeep of Canada Limited (Canada)(Automotive)
  New Venture Gear, Inc. (64% owned)(Delaware)(Automotive)
  Pentastar Transportation Group, Inc. (Oklahoma)(Automotive Leasing)
     Dollar Rent A Car Systems, Inc. (Oklahoma)(Automotive Leasing)
     Combined Shuttle Services, Inc. (Virginia)(Automotive Rental Shuttle Services)
     Dollar Supply, Inc. (Oklahoma)(Auto Rental Supply Company)
     Dollar Rent A Car Systems, Ltd. (75% Owned) (New Zealand)(Automotive Leasing)
     Pentastar Services, Inc. (Oklahoma)(Automotive Leasing)
       Manatee Leasing, Inc. (Oklahoma)(Automotive Leasing)
     PTG, Inc. (Oklahoma)(Automotive Leasing)
     Pentastar Transportation Group Canada, Inc. (Ontario)(Automotive Leasing)
     Thrifty Rent-A-Car System, Inc. (Oklahoma)(Automotive Leasing)
       Tartan, Inc. (Oklahoma)(Automotive Leasing)
       KAM Cars of America, Inc. (Oklahoma)(Automotive Leasing)
       Thrifty Canada, Ltd. (Canada)(Automotive Leasing)
          2426-3303 Quebec, Inc. (Canada)(Automotive Leasing)
            Location Demers, Ltd. (Canada)(Automotive Leasing)
            Auto A Louer (Rimouski), Inc. (Canada)(Automotive Leasing)
            Location Via-Can, Inc. (Canada)(Automotive Leasing)
            Boutique L'Amoire a Linge, Inc. (Canada)(Automotive Leasing)
            Viabec, Inc. (Canada)(Automotive Leasing)
       Thrifty Europe, S.A. (99.8% Owned)(France)(Automotive Leasing)
       Thrifty Rent-A-Car Limited (United Kingdom)(Automotive Leasing)
       Thrifty Rent-A-Car Limited (Ireland)(Automotive Leasing)
       Thrifty Rent-A-Car Limited (New Zealand)(Automotive Leasing)
       Thrifty Rent-A-Car Limited (Scotland)(Automotive Leasing)
       TRAC Asia Pacific, Inc. (75% owned)(Oklahoma)(Automotive Leasing)
       Thrifty Car Rental Finance Corporation (Oklahoma)(Automotive Leasing)
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                                                         EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1995

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  VPSI, Inc. (Delaware)(Transportation Services)
Other Chrysler Corporation subsidiaries (including Chrysler Financial Corporation)
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  CHRYSLER FINANCIAL CORPORATION (MICHIGAN)(FINANCIAL SERVICES)
     Advanced Leasing Services Number 3, Inc. (Delaware)(Financial Services)
     American Auto Receivables Company (Delaware)(Financial Services)
     Auto Receivables Corporation (Canada)(Financial Services)
     Chrysler Auto Receivables Company (Delaware)(Financial Services)
     Chrysler Capital Corporation (Delaware)(Financial Services)
       Adelaide FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       Alice Springs, Ltd. (U.S. Virgin Islands)(Financial Services)
       Artesia Turbine Cogeneration Corporation (Delaware)(Financial Services)
       Baltimore Compost I Corp. (Delaware)(Financial Services)
       Baltimore Compost II Corp. (Delaware)(Financial Services)
       Cara FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       CC Funding Corporation (Delaware)(Financial Services)
       Chrysler Arboleda Corporation (Delaware)(Financial Services)
       Chrysler Asset Management Corporation (Delaware)(Financial Services)
          Lauren 90 Corporation (Delaware)(Financial Services)
            Lauren Shipping Corporation Pte., Ltd. (Singapore)(Financial Services)
          Laurissa 85 Corporation (Delaware)(Financial Services)
            Laurissa Shipping Corporation Pte. Ltd. (Singapore)(Financial Services)
          Marine Asset Management Corporation (Delaware)(Financial Services)
       Chrysler Capital Fund Management Corporation (Delaware)(Financial Services)
       Chrysler Capital Funding Corporation (Delaware)(Financial Services)
       Chrysler Capital Investment Services, Inc. (Delaware)(Financial Services)
       Chrysler Capital Public Finance Corp. (Delaware)(Financial Services)
       Chrysler Capital Realty, Inc. (Delaware)(Real Estate Holding Company)
          Chrysler Glenview Corporation (Delaware)(Financial Services)
       Chrysler Capital Transportation Services, Inc. (Delaware)(Financial Services)
       Chrysler Concord Corporation (Delaware)(Financial Services)
       Chrysler M.S. Corporation (Delaware)(Financial Services)
       Chrysler Natural Resources Development Corporation (Delaware)(Financial Services)
       Chrysler Pryor Corporation (Delaware)(Financial Services)
       Chrysler Rail Transportation Corporation (Delaware)(Financial Services)
       Chrysler RRPF (UK) Limited (United Kingdom)(Financial Services)
       CLG Apache Limited, Inc. (Delaware)(Financial Services)
       CLG Apache Preferred, Inc. (Delaware)(Financial Services)
       CLG Media, Inc. (Delaware)(Financial Services)
          CLG Media of Denver, Inc. (Delaware)(Financial Services)
          CLG Media of Jackson, Inc. (Delaware)(Financial Services)
          CLG Media of Monroe, Inc. (Delaware)(Financial Services)
          CLG Media of Seattle, Inc. (Delaware)(Financial Services)
          CLG Media of Wilmington, Inc. (Delaware)(Financial Services)
       Conemaugh Hydroelectric Projects, Inc. (Delaware)(Financial Services)
       Cross Lane Properties, Inc. (Delaware)(Financial Services)
       Emily FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       EPC Corporation (Delaware)(Financial Services)
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                                                         EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1995

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       Fourfold Cogeneration Corporation (Delaware)(Financial Services)
       FPB California Cogeneration Corporation (Delaware)(Financial Services)
       Fresno Biomass Power Corporation (Delaware)(Financial Services)
       Hacogen Corporation (Delaware)(Financial Services)
       Harper Lake Solar IX Corporation (Delaware)(Financial Services)
          Harper Lake IX, L.P. (Delaware)(Financial Services)
       Hartford Turbine Cogeneration Corporation (Delaware)(Financial Services)
       HCCF Corporation (Delaware)(Financial Services)
       High Ridge Holdings No 2, Inc. (Delaware)(Financial Services)
       HLLSLC Corporation (Delaware)(Financial Services)
       HLSP IX, Inc. (Delaware)(Financial Services)
       Jasmin EOR Cogeneration Corporation (Delaware)(Financial Services)
       Klair, Ltd. (Delaware)(Financial Services)
          Pasir Puteh Ltd. (U.S. Virgin Islands)(Financial Services)
       Larvik Holdings, Inc. (Delaware)(Financial Services)
       Mathilda FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
       New Canaan Road Holdings, Inc. (Delaware)(Financial Services)
       Niagara Turbine Cogeneration Corporation (Delaware)(Financial Services)
       Ormesageo lE Geothermal Corporation (Delaware)(Financial Services)
       Perth Ltd. (U.S. Virgin Islands)(Financial Services)
       Piney Point Properties, Inc. (Delaware)(Financial Services)
       Poso EOR Cogeneration Corporation (Delaware)(Financial Services)
       Rocklin Biomass Power Corporation (Delaware)(Financial Services)
       Roxbury Road Properties, Inc. (Delaware)(Financial Services)
       Stamford Holdings No 2, Inc. (Delaware)(Financial Services)
       Stamford Properties No 2, Inc. (Delaware)(Financial Services)
       Stillwater Geothermal Corporation (Delaware)(Financial Services)
       Strawberry Hill Properties, Inc. (Delaware)(Financial Services)
       Suffolk Leasing, Inc. (Delaware)(Financial Services)
       Summit Avenue Properties, Inc. (Delaware)(Financial Services)
       Toquam Properties, Inc. (Delaware)(Financial Services)
       Trona Cogeneration Corporation (Delaware)(Financial Services)
       TTC Corporation (Delaware)(Financial Services)
       UMB Properties, Inc. (Delaware)(Financial Services)
       Westover Holdings, Inc. (Delaware)(Financial Services)
       Whitewater Holdings, Inc. (Delaware)(Financial Services)
       Wilson Street Holdings, Inc. (Delaware)(Financial Services)
       Wilton Properties, Inc. (Delaware)(Financial Services)
     Chrysler Commercial S.A. de C.V. (99.99% owned by Chrysler Financial Corporation and
     .01% owned by Chrysler de Mexico, S.A. and three directors)(Mexico)(Financial Services)
     Chrysler Commercial Leasing Corporation (Michigan)(Financial Services)
       Chrysler Cadre, Inc. (Delaware)(Financial Services)
       Chrysler Consortium Corporation (Delaware)(Financial Services)
     Chrysler Credit Canada Ltd. (Canada)(Financial Services)
       Chrysler Credit Holdings Ltd. (Ontario)(Financial Services)
       Chrysler Finance Limited (Ontario)(Financial Services)
       Chrysler Life Insurance Company of Canada (Canada)(Insurance)
     Chrysler Credit de Puerto Rico N.V. (Netherlands Antilles)(Financial Services)
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                                                         EXHIBIT 21 -- CONTINUED

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1995

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     Chrysler Credit Realvest, Inc. (Delaware)(Financial Services)
     Chrysler Financial Overseas Capital N.V. (Netherlands Antilles)(Financial Services)
     Chrysler First Inc. (Pennsylvania)(Financial Services)
       AIA, Inc. of Pennsylvania (Pennsylvania)(Insurance)
       Chrysler First Acceptance Corporation (Delaware)(Financial Services)
       Chrysler First Business Credit Corporation (Delaware)(Financial Services)
       Chrysler First Commercial Corporation (Pennsylvania)(Financial Services)
       Chrysler First Consumer Discount Company (Pennsylvania)(Financial Services)
       Chrysler First Financial Services Corporation (Delaware)(Financial Services)
       Chrysler First Financial Services Corporation of America (Delaware)(Financial
      Services)
       Chrysler First Financial Services Corporation of Florida (Florida)(Financial
      Services)
          Chrysler First Mortgage Corporation of Florida (Florida)(Financial Services)
       Chrysler First Industrial Loan Company (Washington)(Financial Services)
     Chrysler Insurance Company (Michigan)(Insurance)
       Chrysler Life Insurance Company (Michigan)(Insurance)
       Pentastar Insurance Agency, Inc. (Michigan)(Insurance)
     Chrysler Leasing Corporation (Delaware)(Financial Services)
     Chrysler Macnally Corporation (Delaware)(Financial Services)
     Chrysler Meadowcroft Corporation (Delaware)(Financial Services)
       Chrysler Dunwoody, Inc. (Delaware)(Financial Services)
     Chrysler Meridian Corporation (Delaware)(Financial Services)
       Clinton Holding Corporation (Delaware)(Financial Services)
     Chrysler Realty Corporation (Delaware)(Real Estate Holding Company)
     Chrysler Timberlake Corporation (Delaware)(Financial Services)
     EFH Leasing Corporation (Delaware)(Financial Services)
       1981 Helicopters, Ltd. (New York)(Financial Services)
          104462 Canada Ltd. (Canada)(Financial Services)
     Premier Auto Receivables Company (Delaware)(Financial Services)
     RAE Hotel Corporation (Delaware)(Financial Services)
     Redisco Canada Ltd. (Canada)(Financial Services)
     Sovereign Crest Properties, Inc. (Delaware)(Financial Services)
     U.S. Auto Receivables Company (Delaware)(Financial Services)
Unconsolidated subsidiaries owned directly or indirectly by Chrysler:
  37 majority-owned retail sales outlets in the United States
  17 majority-owned retail sales outlets outside the United States
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